UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 9, 2009

Golden Eagle International, Inc.
(Name of registrant as specified in its charter)

Colorado	0-23726	84-1116515
State of Incorporation	Commission File Number	IRS Employer Identification No.

9661 South 700 East, Salt Lake City, Utah 84070
Address of principal executive offices

801-619-9320
Telephone number, including
Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
⁯           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
⁯           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 – Other Events.

Item 8.01 Other Events

 On October 9, 2009 we received a Letter of Intent (“LOI”)offering $10 million for the purchase of our Gold Bar mill from LWMG, LLC (“LWMG”), a private exploration and mining company with mining interests in Nevada and Utah. The Gold Bar mill is a 3,500 to 4,000 ton-per-day (“tpd”) carbon-in-pulp (“CIP”) gold mill located 25 miles northwest of Eureka, Nevada that we have owned since 2004.  The Company’s press release announcing the letter of intent and the letter of intent itself are attached hereto as exhibits.

Section 9 - Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

99.1	Letter of Intent from LWMG, LLC for Purchase of Gold Bar Mill.
99.2	Press release issued October 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of October, 2009.

Golden Eagle International, Inc

By:	/s/ Terry C. Turner
Terry C. Turner
President and Chief Executive Officer